UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2014

Conn’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4055 Technology Forest Blvd., Suite 210

The Woodlands, Texas 77381

(Address of principal executive offices) (Zip Code)

(936) 230-5899

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2014, Conn’s, Inc. (the “Company”) and certain of its subsidiaries entered into a Second Amendment (the “Amendment”) to Second Amended and Restated Loan and Security Agreement dated as of September 26, 2012 (the “Loan Agreement”), among the Company, as parent and guarantor, Conn Appliances, Inc., Conn Credit I, LP and Conn Credit Corporation, Inc., as borrowers, certain banks and financial institutions named therein, as Lenders, and Bank of America, N.A., a national banking association, as Administrative Agent for the Lenders. The Amendment amends certain covenants that, among other items, permit the offering of senior notes referred to in Item 8.01 below (the “Notes Offering”).

Item 7.01 Regulation FD Disclosure.

In connection with the Notes Offering, the Company is disclosing under this Item 7.01 of this Report the information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is excerpted from the Preliminary Offering Memorandum, dated June 23, 2014, that is being delivered to potential investors in connection with the Notes Offering and is provided in this Item 7.01 of this Report to satisfy the Company’s public disclosure requirements under Regulation FD.

The information disclosed under this Item 7.01, including Exhibits 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 8.01 Other Events.

On June 23, 2014, the Company issued a press release announcing that it intends to sell $250 million in aggregate principal amount of senior notes due 2022 to eligible purchasers in a private placement under Rule 144A and Regulation S under the Securities Act. The Company intends to use the net proceeds from the offering to repay borrowings outstanding under its Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Excerpts from a Confidential Offering Memorandum dated June 23, 2014 in connection with the Notes Offering.

99.2	Press Release dated June 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S, INC.

Dated: June 23, 2014	By:	/s/ Brian E. Taylor
Brian E. Taylor
Vice President, Chief Financial Officer and Treasurer